                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                            INVESTMENT COMPANIES

Investment Company Act file number:                      811-06416

Exact Name of registrant as specified in charter:        DTF Tax-Free Income Inc.

Address of principal executive offices:                  55 East Monroe Street,
                                                         Suite 3600,
                                                         Chicago, IL 60603

Name and address of agent for service:                   Prudential Investments LLC
                                                         Ms. Maria G. Master, Esq.
                                                         Gateway Center Three, 4th Floor
                                                         100 Mulberry Street,
                                                         Newark, NJ 07102

Registrant's telephone number, including area code:      973-367-3028

Date of fiscal year end:                                 10/31/03

Date of reporting period:                                04/30/03

Item 1 -- Reports to Stockholders

   DTF Tax-Free
   Income Inc.
------------------------------------------------------------
   Semi-Annual Report
   April 30, 2003

   (ICONS)

                                                 LETTER TO
                                                 SHAREHOLDERS
                                  ----------------------------------------

                                                            June 13, 2003

Dear Shareholder:

Fund Performance

    The DTF Tax-Free Income Fund (DTF) continued to provide an attractive level of tax-free income over the past six months ending April 30, 2003. On April 30th, the stock closed at $15.93. The fund's $0.08 cent monthly dividend translated to a tax-free current yield of 6.03%. Since March of 2002, the dividend has increased by 28%.

Return Analysis

    The DTF's total return for one, three and five year periods is compared to its Lipper Leveraged Municipal Peer Group below:

1 Inception date 11/30/91.


ANNUALIZED TOTAL RETURN
(4/30/03)

                       One Year  Three Years   Five Years   Since Inception(1)
DTF                      8.76%       5.46%        6.74%           7.62%
Lipper Leveraged
Municipal Peer Group     8.22        4.60         6.33            7.03

General Economic Commentary

    The U.S. bond market saw a modest decline in U.S. Treasury rates over the past six months, as the U.S. economy took a back seat to the war in Iraq. Market participants mostly ignored economic data during the first quarter and focused primarily on the U.S. military activity in Iraq. As testimony to this military focus, the Federal Reserve declined to release a bias statement at the conclusion of its March meeting, stating "In light of the unusually large uncertainties clouding the geopolitical situation in the short-run and their apparent effects on economic decision making, the Committee does not believe it can usefully characterize the current balance of risks with respect to the prospects for its long-run goals of price stability and sustainable economic growth." As such, two-year and thirty-year U.S.
Treasury rates declined by approximately 20 basis points over the six months ending April 30, 2003. This decline in interest rates across all maturities has kept the U.S. Treasury yield curve at steep levels. We expect the U.S. Treasury yield curve to remain steep over the near term as the Fed waits for solid evidence that

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the forces restraining economic expansion have abated and an economic recovery is firmly underway.

    During the first few months of 2003, U.S. economic activity slowed after beginning to show signs of improvement during 2002. The U.S. economy expanded at an annual rate of just 1.9% during the first quarter of 2003, after only recording a 1.4% growth rate in the fourth quarter of 2002. Consumer spending, business spending and employment were also weak as consumer confidence declined throughout the war with Iraq and U.S. companies remained focused on balance sheet repair and cost reductions. Consumer spending, a bright spot during 2002, weakened from January through March of this year to its worst quarterly level in ten years. The national unemployment rate rose to 6.1% in May, its highest level since July 1994, as company layoffs continued to impact employment. Corporations are still struggling with declining profits, thereby negatively impacting capital spending and employment. The economy clearly has been negatively impacted by the military actions in Iraq. Going forward, investors must determine if these declining economic statistics represented a reaction to the war with Iraq or if the U.S. economy is fundamentally weak.

The Municipal Market and Your Fund

    The very steep municipal yield curve and record breaking issuance of municipal bonds remain the prevailing themes in the municipal market. The Federal Reserve's very accommodative monetary policy stance and slow economic growth have caused the municipal yield curve to steepen to levels not seen since the early 1990's while allowing municipal interest rates to reach 35 year lows. Additionally, the combination of very low interest rates and growing budget deficits amidst a domestic recession have contributed to record levels of municipal bond issuance over the last twelve months. Municipalities are issuing debt to refund older, higher cost bonds as well as plug budget deficit gaps. Finally, concerns about credit risk have caused municipal credit spreads to widen somewhat over the past year. Rating agency downgrades are outpacing upgrades in this challenging fiscal environment. As such, higher quality municipal bonds have attracted strong investor interest and generally outperformed lower quality bonds.

    Within the DTF Fund, we continue to emphasize higher quality bonds. The Fund currently has an average quality rating of AA with over 90% of its issues rated AA or higher. Within the utility segment of the portfolio, the Fund is well diversified between electric utility, pollution control, and water/sewer issues. We have continued to increase exposure to the water and sewer utility sector while slowly reducing exposure to electric utility bonds due to the favorable combination of quality, liquidity, and the essential service nature of water and sewer bonds. Further, the fund does not own any tobacco settlement bonds or bonds backed by domestic airlines. Each of these sectors has been hard hit with credit concerns causing bonds issued in these sectors to trade significantly lower. As a result, the portfolio remains well diversified in an effort to minimize exposure to any one sector with electric utility exposure currently at 19%, which by historical standards is a low level of exposure for the DTF fund.

    The Fund's diversification by market sector is show below:

                            Fund Diversification

                       Market Sectors
                       Water/Sewer Revenue       36%
                       Electric Utilities        19
                       Pollution Control          3
                       Pre-Refunded Utilities    10

                       Non-Utilities             31
                       Cash                       1

Outlook

     As we move forward into the second half of 2003, factors that could influence the municipal bond market include: possible Federal Reserve policy changes, the health of the economy and equity markets, and the recent changes to tax laws. Market participants will pay close attention to each of these factors as they are critical to the performance of the municipal bond market through the balance of the year. In spite of these uncertainties, we believe the municipal market represents good relative value at current levels.

    We continue to appreciate your interest in the DTF Tax-Free Income Fund and look forward to being of continued service in the future.


Sincerely,


Francis E. Jeffries, CFA
Chairman of the Board
President and Chief Executive Officer

----------------------------------------------------------------
DTF TAX-FREE INCOME INC.
Portfolio of Investments
April 30, 2003 (Unaudited)
----------------------------------------------------------------
              Principal
  Moody's      Amount                                  Value
   Rating       (000)          Description (a)        (Note 1)
----------------------------------------------------------------
                          LONG-TERM INVESTMENTS--140.6%
                          Alabama--4.9%
                          Jefferson Cnty. Swr. Rev.
                            Capital Impvt.
Aaa            $ 3,000    5.125%, 2/1/29, Ser. A,
                            F.G.I.C................ $  3,084,180
Aaa              4,000    5.00%, 2/1/33, Ser. A,
                            F.G.I.C................    4,071,720
                                                    ------------
                                                       7,155,900
                                                    ------------
                          California--22.7%
                          Foothill/Eastern Corr.
                            Agency
                            Toll Road Rev.,
Aaa              5,640(b) 6.00%, 1/1/34, Ser. A,
                            Prerefunded 1/01/07 @
                            $100...................    6,460,000
                          Fresno Swr. Rev.,
Aaa              3,030    6.00%, 9/1/09,
                            A.M.B.A.C..............    3,588,641
Aaa              2,000    6.25%, 9/1/14,
                            A.M.B.A.C..............    2,447,780
                          Los Angeles Wtr. & Pwr.
                            Rev.,
Aaa              1,000    5.25%, 7/1/21, Ser. A,
                            F.S.A..................    1,069,780
Aaa              1,000    5.375%, 7/1/21, Ser. A-2,
                            F.S.A..................    1,079,050
                          Pomona Sngl. Fam. Mtge.
                            Rev.,
Aaa              2,705    7.375%, 8/1/10,
                            Escrowed to maturity...    3,050,824
                          Riverside Cnty. Sngl.
                            Fam.
                            Rev., Mtge. Backed,
Aaa              2,500    7.80%, 5/1/21, Ser. A,
                            Escrowed to maturity...    3,476,000
                          San Bernardino Cnty.
                            Residential Mtge. Rev.,
Aaa              7,840    9.60%, 9/1/15,
                            Escrowed to maturity...   12,196,531
                                                    ------------
                                                      33,368,606
                                                    ------------
                          Colorado--0.3%
                          Colorado Hsg. Fin. Auth.,
                            Sngl. Fam. Prog.,
Aa2                465    8.00%, 6/1/25............      389,680
Aa2                160    8.125%, 6/1/25...........       66,151
                                                    ------------
                                                         455,831
                                                    ------------
                          Connecticut--4.7%
                          Connecticut St. Airport
                            Rev.,
Aaa                925(b) 7.65%, 10/1/12, F.G.I.C.
                          Prerefunded 10/1/04 @
                            $100...................    1,009,036
Aaa              2,075    7.65%, 10/1/12,
                            F.G.I.C................    2,252,599


----------------------------------------------------------------
              Principal
  Moody's      Amount                                  Value
   Rating       (000)          Description (a)        (Note 1)
----------------------------------------------------------------
                          Mashantucket Western
                            Pequot Tribe Spl. Rev.,
Baa3           $ 3,500    5.75%, 9/1/18, Ser. B.... $  3,629,255
                                                    ------------
                                                       6,890,890
                                                    ------------
                          Florida--7.3%
                          Dade Cnty. Wtr. & Swr.
                            Sys. Rev.,
Aaa              3,000    5.25%, 10/1/26,
                            F.G.I.C................    3,158,100
                          Florida Mun. Ln. Council
                            Rev. North Miami Beach
                            Wtr. Proj., Ser. B,
Aaa              2,210    5.375%, 8/1/20,
                            M.B.I.A................    2,425,851
                          St. Petersburg Public
                            Utilities Rev.,
Aaa              5,000    5.00%, 10/1/28, Ser. A,
                            F.S.A..................    5,125,300
                                                    ------------
                                                      10,709,251
                                                    ------------
                          Georgia--15.9%
                          Atlanta Wtr. & Wastewater
                            Rev., Ser. A
Aaa              2,385    5.00%, 11/1/29,
                            F.G.I.C................    2,961,357
Aaa                715    5.00%, 11/1/38,
                            F.G.I.C................      888,973
Aaa              2,615(b) 5.00%, 11/1/29, F.G.I.C.
                          Prerefunded 5/1/09 @
                            $101...................    2,435,443
Aaa                785(b) 5.00%, 11/1/38, F.G.I.C.
                          Prerefunded 5/1/09 @
                            $101...................      724,881
                          De Kalb Cnty Wtr. & Swr.
                            Rev.,
Aa2              4,000    5.00%, 10/1/24...........    4,119,761
                          Fulton Cnty. Sch. Dist.,
                            Gen. Oblig.,
Aa2              2,000    5.375%, 1/1/16...........    2,299,081
                          Georgia Mun. Elec. Auth.
                            Pwr. Rev., Ser. Y,
Aaa                145    6.40%, 1/1/13,
                            A.M.B.A.C.,
                            Escrowed to maturity...      175,483
Aaa              2,470    6.40%, 1/1/13,
                            A.M.B.A.C..............    2,970,768
                          Georgia Mun. Elec. Auth.
                            Rev.,
Aaa              5,500    6.50%, 1/1/20, Ser. X,
                            A.M.B.A.C..............    6,884,241
                                                    ------------
                                                      23,459,988
                                                    ------------
                          Idaho--3.5%
                          Idaho Hsg. Agcy.,
                            Sngl. Fam. Mtge. Sr.,
Aa1              3,135    6.65%, 7/1/14, Ser. B....    3,167,869
Aaa              2,123    6.60%, 7/1/27, Ser. B,
                            F.H.A..................    1,968,871
                                                    ------------
                                                       5,136,740
                                                    ------------

                                          See Notes to Financial Statements.
                                       4

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----------------------------------------------------------------
              Principal
  Moody's      Amount                                  Value
   Rating       (000)          Description (a)        (Note 1)
----------------------------------------------------------------
                          Illinois--3.2%
                          Chicago Gen. Oblig.,
Aaa            $ 4,000    6.25%, 1/1/11,
                            A.M.B.A.C.............. $  4,748,880
                                                    ------------
                          Indiana--5.5%
                          Indiana Mun. Pwr. Agcy.,
                            Pwr. Supply Sys. Rev.,
Aaa              5,000    6.00%, 1/1/13, Ser. B,
                            M.B.I.A................    5,900,650
                          Indianapolis Local Pub.
                            Impvt. Bond Bank,
                            Waterworks Proj.,
Aaa              2,100    5.25%, 7/1/33, Ser. A,
                            M.B.I.A................    2,196,243
                                                    ------------
                                                       8,096,893
                                                    ------------
                          Kentucky--1.4%
                          Louisville & Jefferson
                            Cnty.
                            Met. Swr. District,
                            Swr. & Drain Sys. Rev.,
Aaa              2,000    5.00%, 5/15/30,
                            F.G.I.C................    2,039,180
                                                    ------------
                          Louisiana--0.9%
                          St. Charles Parish, Solid
                            Waste Disp. Rev.,
                            (Louisiana Pwr. & Lt.
                            Co.),
Aaa              1,250    7.00%, 12/1/22, F.S.A....    1,280,138
                                                    ------------
                          Massachusetts--8.7%
                          Boston Wtr. & Swr.
                            Comm. Rev.,
Aaa              2,000    5.00%, 11/1/28, Ser. D,
                            F.G.I.C................    2,032,600
                          Massachusetts St. Tpk.
                            Auth., Metro. Highway
                            Sys. Rev.,
Aaa              2,355    5.125%, 1/1/23, Ser. B...    2,424,331
Aaa              2,500    4.75%, 1/1/34, Ser. A,
                            A.M.B.A.C..............    2,491,825
                          Massachusetts St., Wtr.
                            Res. Auth.,
Aaa              5,330(b) 7.00%, 8/1/13, Ser. A,
                            M.B.I.A., Prerefunded
                            8/1/04 @ 101 1/2.......    5,796,322
                                                    ------------
                                                      12,745,078
                                                    ------------
                          Michigan--2.8%
                          Detroit Wtr. Supply Sys.
                            Rev.,
                            Sr. Lien,
Aaa              2,000    5.00%, 7/1/30, Ser. A,
                            F.G.I.C................    2,041,540
Aaa              2,000    5.50%, 7/1/24, Ser. A,
                            F.G.I.C................    2,149,480
                                                    ------------
                                                       4,191,020
                                                    ------------

----------------------------------------------------------------
              Principal
  Moody's      Amount                                  Value
   Rating       (000)          Description (a)        (Note 1)
----------------------------------------------------------------
                          Nebraska--4.1%
                          Omaha Pub. Pwr. Dist.,
                            Elec. Rev.,
Aa2            $ 2,500    6.15%, 2/1/12, Ser. B
                          Escrowed to maturity..... $  2,970,300
Aa2              2,500    6.20%, 2/1/17, Ser. B
                          Escrowed to maturity.....    3,049,800
                                                    ------------
                                                       6,020,100
                                                    ------------
                          New Jersey--1.5%
                          New Jersey St. Gen.
                            Oblig., Ser. H,
Aa2              2,000    5.25%, 7/1/17............    2,277,620
                                                    ------------
                          New York--15.4%
                          Long Island Pwr. Auth.
                            Elec. Sys. Rev.,
Aaa              4,000    5.25%, 12/1/26, Ser. A,
                            M.B.I.A................    4,165,720
                          Metro. Trans. Auth. Rev.,
Aaa              1,000    5.25%, 11/15/31, Ser. A,
                            F.G.I.C................    1,051,300
                          New York City Mun. Wtr.
                            Fin. Auth. Wtr. & Swr.
                            Sys. Rev.,
Aaa              5,000    5.00%, 6/15/29, Ser. B,
                            F.S.A..................    5,095,750
                          New York St. Dorm. Auth.
                            Rev., Comsewogue Pub.
                            Lib. Insd.,
Aaa              2,265    6.00%, 7/1/15,
                            M.B.I.A................    2,497,661
                          New York St. Energy
                            Research & Dev. Auth.
                            Facs. Rev.,
                            (Con Edison Co. of NY),
A1               4,000    7.125%, 12/1/29..........    4,367,360
                          New York St. Envir. Fac.
                            Corp. Poll. Ctrl. Rev.,
Aaa              2,485(b) 6.90%, 11/15/15, Ser. D
                            Prerefunded 11/15/04 @
                            $102...................    2,751,740
Aaa              2,515    6.90%, 11/15/15, Ser. D..    2,782,772
                                                    ------------
                                                      22,712,303
                                                    ------------
                          Ohio--1.9%
                          Ohio St. Wtr. Dev. Auth.
                            Rev.,
Aaa              2,445    5.50%, 6/1/20, Ser. B,
                            F.S.A..................    2,826,444
                                                    ------------
                          South Carolina--1.8%
                          Berkeley Cnty. Wtr. &
                            Swr. Rev.,
Aaa              1,000    5.25%, 6/1/16............    1,116,070
                          Spartanburg Waterworks
                            Rev., Jr. Lien,
Aaa              1,500    5.25%, 6/1/28............    1,586,805
                                                    ------------
                                                       2,702,875
                                                    ------------

                                          See Notes to Financial Statements.

----------------------------------------------------------------
              Principal
  Moody's      Amount                                  Value
   Rating       (000)          Description (a)        (Note 1)
----------------------------------------------------------------
                          Tennessee--2.1%
                          Tennessee Hsg. Dev.
                            Agcy., Mtge. Fin.,
Aaa            $ 3,105    6.15%, 7/1/15, Ser. B,
                            M.B.I.A................ $  3,155,168
                                                    ------------
                          Texas--14.8%
                          Bexar Met. Wtr. Dist.
                            Waterworks Sys. Rev.,
Aaa              2,500    5.00%, 5/1/25,
                            M.B.I.A................    2,542,825
                          Coastal Wtr. Auth.
                            Contract Rev., City Of
                            Houston Proj.,
Aaa              4,000    5.00%, 12/15/25,
                            F.S.A..................    4,065,160
                          El Paso Wtr. & Swr. Rev.,
Aaa              1,555    5.50%, 3/1/12, Ser. A,
                            F.S.A..................    1,773,928
                          Harris Cnty. Toll Road
                            Sub. Lien.,
Aa1              1,650    7.00%, 8/15/10, Ser. A...    2,049,333
                          Houston Wtr. & Swr. Sys.
                            Rev.,
Aaa              1,500    5.25%, 12/1/23, Ser. B...    1,581,540
Aaa              3,500    5.00%, 12/1/28, Ser. A...    3,543,330
                          Lower Colorado River
                            Auth. Rev., Refunding &
                            Impvmnt.,
Aaa              2,000    5.00%, 5/15/31, F.S.A....    2,027,720
                          San Antonio Elec. & Gas
                            Rev.,
Aa1              4,000    5.00%, 2/1/18, Ser. A....    4,191,600
                                                    ------------
                                                      21,775,436
                                                    ------------
                          Virginia--2.8%
                          Henrico Cnty. Wtr & Swr.
                            Rev.,
Aa2              3,985    5.00%, 5/1/28............    4,094,189
                                                    ------------
                          Washington--11.2%
                          Conservation & Renewable
                            Energy Sys., Cons.
                            Proj. Rev.,
Aa1              2,600    6.875%, 10/1/11..........    2,846,402
                          King Cnty. Swr. Rev.,
Aaa              2,500    5.00%, 1/1/31,
                            F.G.I.C................    2,545,600
                          Snohomish Cnty., Pub.
                            Utils. Dist. No. 1
                            Elec. Rev.,
Aaa              8,000    5.80%, 1/1/24, Ser. B,
                            M.B.I.A................    8,337,280
                          Washington St. Pub. Pwr.
                            Supply,
                            Nuclear Proj. No. 2
                            Rev.,
Aa1              2,400    6.00%, 7/1/07, Ser. A....    2,739,744
                                                    ------------
                                                      16,469,026
                                                    ------------

----------------------------------------------------------------
              Principal
  Moody's      Amount                                  Value
   Rating       (000)          Description (a)        (Note 1)
----------------------------------------------------------------
                          Wyoming--3.2%
                          Wyoming St. Farm Loan
                            Brd. Cap. Facs. Rev.,
AA-*           $ 4,000    5.75%, 10/1/20........... $  4,670,680
                                                    ------------
                          Total long-term
                            investments
                            (cost $182,399,078)....  206,982,236
                                                    ------------
                          SHORT-TERM INVESTMENT--1.3%
               Shares
              ---------
                           Goldman Sachs Tax
                             Exempt
                             Money Market Fund,
NR             2,003,531   (cost $2,003,531).....      2,003,531
                                                    ------------
                           Total Investments--
                             141.9% (cost
                             $184,402,609; Note
                             4)..................    208,985,767
                           Other assets in excess
                             of
                             liabilities--2.2%...      3,274,184
                           Liquidation Value of
                             Remarketed Preferred
                             Stock--(44.1%)......    (65,000,000)
                                                    ------------
                           Net Assets Applicable
                             to Common Stock--
                             100%................   $147,259,951
                                                    ------------
                                                    ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
      A.M.B.A.C.--American Municipal Bond Assurance Corporation.
      F.G.I.C.--Financial Guarantee Insurance Company.
      F.H.A.--Federal Housing Authority.
      F.S.A.--Financial Security Assurance Inc.
      M.B.I.A.--Municipal Bond Insurance Association.
(b) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
* Standard & Poor's rating.
  NR--Not Rated by Moody's or Standard & Poor's.

                                          See Notes to Financial Statements.

----------------------------------------------------------
DTF TAX-FREE INCOME INC.
Statement of Assets and Liabilities
April 30, 2003
(Unaudited)
----------------------------------------------------------
Assets
Investments, at value (cost
  $184,402,609)........................   $208,985,767
Cash...................................        118,873
Interest receivable....................      3,338,267
Deferred expenses......................            796
                                          ------------
  Total assets.........................    212,443,703
                                          ------------
Liabilities
Accrued expenses.......................         71,298
Advisory fee payable (Note 2)..........         86,452
Administration fee payable (Note 2)....         25,935
Dividends payable to common
  shareholders.........................             67
                                          ------------
  Total liabilities....................        183,752
                                          ------------
Remarketed preferred stock ($.01 par
  value; 1,300
  preferred shares, issued and
  outstanding, liquidation preference
  $50,000 per share; Note 6)...........   $ 65,000,000
                                          ------------
Net Assets Applicable to Common
  Stock................................   $147,259,951
                                          ------------
                                          ------------
Net assets applicable to common stock
  were comprised of:
  Common stock at par ($.01 par value;
    600,000,000 shares authorized and
    8,507,456 issued and
    outstanding).......................   $     85,075
  Paid-in capital......................    120,408,778
  Undistributed net investment
    income.............................      2,132,642
  Accumulated net realized gain on
    investments........................         50,298
  Net unrealized appreciation on
    investments........................     24,583,158
                                          ------------
  Net assets applicable to common stock
    (equivalent to $17.31 per share
    based on 8,507,456 shares
    outstanding).......................   $147,259,951
                                          ------------
                                          ------------

See Notes to Financial Statements.


----------------------------------------------------------
DTF TAX-FREE INCOME INC.
Statement of Operations
Six Months Ended April 30, 2003
(Unaudited)
----------------------------------------------------------
Net Investment Income
Income
  Interest...............................   $5,458,358
                                            ----------
Expenses
  Investment advisory fee................      519,834
  Administration fee.....................      155,950
  Directors' fees and expenses...........       84,000
  Remarketing expense....................       82,000
  Custodian's fees and expenses..........       34,000
  Transfer agent's fees and expenses.....       32,000
  Audit fee and expenses.................       25,000
  Reports to shareholders................       25,000
  Legal fees and expenses................       14,000
  Registration fees......................       13,000
  Miscellaneous..........................        6,955
                                            ----------
    Total expenses.......................      991,739
                                            ----------
Net investment income....................    4,466,619
                                            ----------
Realized and Unrealized Gain on
Investments
Net realized gain on investment
  transactions...........................       36,344
                                            ----------
Net change in unrealized appreciation on
  investments............................    2,821,325
                                            ----------
Net realized and unrealized gain on
  investments............................    2,857,669
                                            ----------
Dividends on remarketed preferred
  stock..................................     (388,420)
                                            ----------
Net Increase in Net Assets
Resulting from Operations................   $6,935,868
                                            ----------
                                            ----------

See Notes to Financial Statements.

----------------------------------------------------------
DTF TAX-FREE INCOME INC.
Statement of Changes
In Net Assets (Unaudited)
----------------------------------------------------------
                                Six Months
                                  Ended        Year Ended
Increase in                     April 30,     October 31,
Net Assets                         2003           2002
                               ------------   ------------
Operations:
  Net investment income......  $  4,466,619   $  9,061,986
  Net realized gain on
    investment
    transactions.............        36,344         72,107
  Net change in unrealized
    appreciation on
    investments..............     2,821,325      1,216,530
  Dividends on remarketed
    preferred stock..........      (388,420)      (969,774)
                               ------------   ------------
  Net increase in net assets
    resulting from
    operations...............     6,935,868      9,380,849
Dividends:
  Dividends to common
    shareholders from net
    investment income........    (4,026,886)    (7,105,116)
                               ------------   ------------
    Total increase...........     2,908,982      2,275,733
Net Assets Applicable to
  Common Stock
Beginning of period..........   144,350,969    142,075,236
                               ------------   ------------
End of period(a).............  $147,259,951   $144,350,969
                               ------------   ------------
                               ------------   ------------
---------------
(a) Includes undistributed
  net investment income of...  $  2,132,642   $  2,081,329
                               ------------   ------------
                               ------------   ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
DTF TAX-FREE INCOME INC.
Financial Highlights (Unaudited)
--------------------------------------------------------------------------------

                                             Six Months
                                               Ended                    Year Ended October 31,
PER SHARE OPERATING PERFORMANCE OF           April 30,      -----------------------------------------------
COMMON SHAREHOLDERS:                            2003        2002(f)      2001(e)      2000(e)      1999(e)
                                             ----------     --------     --------     --------     --------
Net asset value, beginning of year.......     $   16.97     $  16.70     $  15.42     $  14.96     $  16.62
                                             ----------     --------     --------     --------     --------
  Net investment income(d)...............           .53         1.07         1.09         1.13         1.14
  Net realized and unrealized gain (loss)
  on investments(d)......................           .33          .15         1.19          .50        (1.59)
Dividends from net investment income to
  remarketed preferred shareholders......          (.05)        (.11)        (.25)        (.32)        (.25)
                                             ----------     --------     --------     --------     --------
Net increase (decrease) from investment
  operations.............................           .81         1.11         2.03         1.31         (.70)
                                             ----------     --------     --------     --------     --------
Dividends from net investment income to
  common shareholders....................          (.47)        (.84)        (.75)        (.85)        (.96)
                                             ----------     --------     --------     --------     --------
Net asset value, end of year(a)..........     $   17.31     $  16.97     $  16.70     $  15.42     $  14.96
                                             ----------     --------     --------     --------     --------
Per share market value, end of year(a)...     $   15.93     $  15.00     $  14.45     $  12.69     $  14.13
                                             ----------     --------     --------     --------     --------
TOTAL INVESTMENT RETURN OF COMMON
SHAREHOLDERS(b)..........................          9.64%        9.71%       20.14%       (4.08)%     (13.34)%
RATIOS TO AVERAGE NET ASSETS OF
COMMON SHAREHOLDERS:(c)
Operating expenses.......................          1.38%(g)     1.37%        1.38%        1.38%        1.39%
Net investment income....................          6.22%(g)     6.44%        6.73%        7.51%        7.10%
SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (000)..................................     $ 144,905     $140,786     $137,104     $127,639     $136,111
Portfolio turnover rate..................             4%          15%           8%          26%           6%
Net assets of common shareholders, end of
  period (000)...........................     $ 147,260     $144,351     $142,075     $131,159     $127,239
Asset coverage per share of preferred
  stock, end of period...................     $ 163,277     $161,039     $159,289     $150,892     $147,876
Preferred stock outstanding (000)........     $  65,000     $ 65,000     $ 65,000     $ 65,000     $ 65,000

---------------
(a) NAV and market value are published in The Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Brokerage commissions are not reflected. Total return for periods of less than a full year are not annualized.
(c) Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(d) Calculated based upon weighted average shares outstanding during the period.
(e) Certain amounts have been reclassified to conform to requirements under generally accepted accounting principles released in July, 2001.
(f) Effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.02 and decrease net realized and unrealized gain (loss) per share by $0.02 and increase the ratio of net investment income from 6.35% to 6.44%. Per share amounts and ratios for the years ended prior to October 31, 2002 have not been restated to reflect this change in presentation.
(g) Annualized.

See Notes to Financial Statements.

----------------------------------------------------------
DTF TAX-FREE INCOME INC.
Notes to Financial Statements
(Unaudited)
----------------------------------------------------------

   DTF Tax-Free Income Inc. (formerly known as Duff & Phelps Utilities Tax-Free Income Inc.) (the 'Fund') was organized in Maryland on September 24, 1991 as a diversified, closed-end management investment company. The Fund had no operations until November 20, 1991 when it sold 8,000 shares of common stock for $112,400 to Duff & Phelps Corporation. Investment operations commenced on November 29, 1991.

   The Fund's investment objective is current income exempt from regular federal income tax consistent with preservation of capital. The Fund will seek to achieve its investment objective by investing primarily (at least 65% of its total assets) in a diversified portfolio of investment grade tax-exempt utility obligations. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the Fund's portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

   Debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates market value.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

Federal Income Taxes: It is the Fund's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders to qualify as a regulated investment company.

Dividends and Distributions: The Fund will declare and pay dividends to common shareholders monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. Dividends to preferred shareholders are accrued on a weekly basis and are determined as described in Note 6.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from investment income and capital gains recorded in accordance with generally accepted accounting principles.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Change in Accounting Principle: In July 2001, a Securities and Exchange Commission staff announcement, Emerging Issues Task Force D-98 ('EITF D-98'), Classification and Measurement of Redeemable Securities, was issued providing new guidance related to the presentation of preferred stock in financial statements. EITF D-98 is required to be applied beginning with fiscal quarters ending after December 15, 2001 on a retroactive basis, by restating the prior year's financial statements. In accordance with the announcement, the Fund has presented its remarketed preferred shares outside of net assets and in the Statement of Assets and Liabilities. In adopting EITF D-98, the Fund's net assets as of November 1, 2000 in the statement of changes in net assets is restated by excluding remarketed preferred stock valued at $65,000,000 at that date. The adoption also resulted in dividends to preferred shareholders being reclassified from distributions on the statement of changes in net assets to a separate line item with in the statement of operations. As part of the adoption, per share distributions of dividends on remarketed preferred shares were reclassified from distributions to amounts from investment operations for each period presented in the financial highlights. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net income or capital gains or losses to common shareholders.

Note 2. Agreements

The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the 'Adviser'), a subsidiary of Phoenix Investment Partners, Ltd., and an Administration Agreement with Prudential Investments LLC ('PI'), an indirect, wholly-owned subsidiary of Prudential Financial, Inc.

   The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly managed assets. The administration fee paid to PI is also computed weekly and payable monthly at an annual rate of .15% of the Fund's average weekly managed assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. PI pays occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2003 aggregated $7,847,940 and $9,494,000, respectively.


Note 4. Tax Information

For the six months ended April 30, 2003, the tax character of total dividends paid of $4,415,306 was tax-exempt income. This amount includes $388,420 paid to preferred shareholders.

   The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of April 30, 2003 was as follows:

                                                         Net
 Tax Basis of                                         Unrealized
 Investments       Appreciation     Depreciation     Appreciation
--------------     ------------     ------------     ------------
 $184,113,887      $24,889,043        $ 17,163       $24,871,880

   The difference between book basis and tax basis was attributable to differences in the treatment of market discount accretion for book and tax purposes.

Note 5. Capital

There are 600 million shares of $.01 par value common stock authorized.

   For the year ended October 31, 2002 and the six months ended April 30, 2002, the Fund did not issue any common shares in connection with the reinvestment of dividends.


Note 6. Remarketed Preferred Stock

The Fund's Articles of Incorporation authorize the issuance of Remarketed Preferred Stock ('RP'). Accordingly, the Fund issued 1,300 shares of RP on February 4, 1992. The RP has a liquidation value of $50,000 per share plus any accumulated but unpaid dividends.

   Dividends on shares of RP are cumulative from their date of original issue and payable on each dividend payment date. Dividend rates ranged from 1.02% to 1.77% during the six months ended April 30, 2003.

   Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

   The RP is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated or unpaid dividends whether or not declared. The RP is also subject to a mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

   The holders of RP have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of RP are also entitled to elect two of the Fund's directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 7. Subsequent Events

Subsequent to April 30, 2003, dividends declared and paid on preferred shares totalled $67,067. On May 1, 2003, the Board of Directors of the Fund declared a dividend of $.08 per common share payable on May 30, 2003, to common shareholders of record on May 15, 2003. On May 20, 2003, the Board of Directors approved a dividend of $.08 per common share to be declared on June 2, 2003 payable on June 30, 2003 to common shareholders of record on June 16, 2003.

--------------------------------------------------------------------------------
                         OTHER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

   Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is required.

   Pursuant to the Fund's Dividend Reinvestment Plan (the 'Plan'), common shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by EquiServe, Inc. (the 'Plan Agent') in shares of common stock of the Fund ('Fund Shares') pursuant to the Plan; provided that such election is subject to the power of the Board of Directors to declare capital gains distributions in the form of stock (if such a declaration is made by the Board of Directors, all shareholders who do not elect to receive cash will receive the distribution in the form of stock whether or not they elect to participate in the Plan). Common shareholders who do not participate in the Plan will receive all distributions in cash (except as described above) paid by check in United States dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent. Common shareholders who wish to participate in the Plan should contact the Fund at P.O. Box 43011, Providence, Rhode Island, 02940-3011 or call toll free (800) 451-6788.

   The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund Shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of Fund Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of Fund Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the board of directors precludes reinvestment in Fund Shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund Shares in the open market, on the New York Stock Exchange, other national securities exchanges on which the Fund's common stock is listed or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of Fund Shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Fund Shares and a cash payment will be made for any fraction of a Fund Share.

   There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all common shareholders of the Fund. All correspondence concerning the Plan should be directed to the Fund at the address on the front of this report.

   The Plan has been amended to permit Plan participants periodically to purchase additional common shares through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000, in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. This amendment to the Plan was approved by the Board on May 27, 1998 and was effective September 1, 1998. Thereafter, purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

   The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

   Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

   There have been no material changes in the Fund's investment objectives or policies, charter or by-laws and principal risk factors associated with investment in the Fund.

-------------------------------------------------------
            Directors
            Francis E. Jeffries, Chairman
            E. Virgil Conway
            William W. Crawford
            William N. Georgeson
            Philip R. McLoughlin
            Everett L. Morris
            Eileen A. Moran
            Richard A. Pavia
            Harry Dalzell-Payne

            Officers
            Francis E. Jeffries, President & Chief Executive
              Officer
            James D. Wehr, Vice President & Chief Investment
              Officer
            Timothy M. Heaney, Vice President & Portfolio
              Manager
            Richard J. Wirth, Secretary
            Nancy Engberg, Assistant Secretary
            Alan M. Meder, Treasurer & Principal Financial and
              Accounting Officer and Assistant Secretary

            Investment Adviser
            Duff & Phelps Investment Management Co.
            55 East Monroe Street
            Suite 3600
            Chicago, IL 60603
            Call toll-free (800) 243-4361 ext. 5992
            (860) 403-5992
            www.phoenixinvestments.com

            Administrator
            Prudential Investments LLC
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077

            Custodian
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171

            Transfer Agent
            EquiServe, Inc.
            P.O. Box 43011
            Providence, RI 02940-3011
            Call toll free (800) 451-6788

            Independent Auditors
            Ernst & Young LLP
            5 Times Square
            New York, NY 10036

            Legal Counsel
            Skadden, Arps, Slate, Meagher & Flom (Illinois)
            333 West Wacker Drive
            Chicago, IL 60606

              The accompanying financial statements as of April 30, 2003 were not audited and accordingly, no opinion is expressed on them.

              This report is for stockholder information. This is not a
            prospectus intended for use in the purchase or sale of Fund shares.


            23334J107
            23334J206

Item 2 -- Code of Ethics -- Not required in this filing

Item 3 -- Audit Committee Financial Expert -- Not required in this filing

Item 4 -- Principal Accountant Fees and Services -- Not required in this filing

Item 5 -- Reserved

Item 6 -- Reserved

Item 7 -- Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -- Not required in this filing

Item 8 -- Reserved

Item 9 -- Controls and Procedures

          (a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

          (b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 -- Exhibits

           (a) Code of Ethics -- Not required in this filing

           (b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act -- Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DTF Tax-Free Income Inc.

By: /s/ Richard J. Wirth
    -------------------------
    Richard J. Wirth,
    Secretary of
    DTF Tax-Free Income Inc.

Date: July 7, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Francis E. Jeffries
    ------------------------
    Francis E. Jeffries,
    President & Chief Executive Officer of
    DTF Tax-Free Income Inc.

Date: July 7, 2003

By: /s/ Alan M. Meder
    ------------------------
    Alan M. Meder,
    Treasurer & Principal Financial and Accounting Officer of
    DTF Tax-Free Income Inc.

Date: July 7, 2003